UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

          New York                          1-10986             11-2148932
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

1938 New Highway, Farmingdale, NY                                     11735
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
                                                           --------------

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      (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.
                  On August 25, 2004, MISONIX, INC. issued a press release announcing its financial results for the year ended June 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit 99.1      Press Release of MISONIX, INC., dated August 25, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004
                                    MISONIX, INC.

                                    By: /s/ Richard Zaremba
                                        ----------------------------------------
                                        Richard Zaremba
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of MISONIX, INC., dated August 25, 2004